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                                                                  Exhibit 10.7.2


                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT


       THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "SECOND AMENDMENT") is executed as of the 1st day of August 2003, by and between STANDARD PARKING CORPORATION (formerly known as "APCOA/Standard Parking, Inc.) (the "Company"), a Delaware corporation having offices in Chicago, Illinois, formerly known as APCOA, Inc. and ROBERT N. SACKS (the "EXECUTIVE"), an individual residing in Glencoe, Illinois.


                                R E C I T A L S:


       A. The Company and the Executive are parties to a certain Employment Agreement dated as of May 18, 1998 (the " Employment Agreement"), as modified and amended by the First Amendment to Employment Agreement dated as of November 7, 2001 (the "First Amendment"). The Employment Agreement, as modified by the First Amendment are hereinafter together referred to as the "Employment Agreement".

       B. The Company and the Executive desire to clarify a provision in the Employment Agreement by making a certain technical correction to the document as set forth herein.


       NOW, THEREFORE, in consideration of the above premises and the agreements and covenants hereinafter contained the parties hereto, intending to be legally bound, mutually agree as follows:


       1. The foregoing recitals are hereby incorporated into and shall constitute a part of this Second Amendment. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Employment Agreement.



       2. Paragraph 4 of EXHIBIT B SUPPLEMENTAL PENSION PLAN is hereby amended by deleting the words "... prior to age 65..." in the first sentence so that the paragraph now reads in its entirety as follows:

              "4. If the Executive shall die while in the active employment of the Company, the Company shall pay the Executive's designated beneficiary an aggregate of $416,980.00 in 60 equal monthly installments of $6,949.66 The first installment shall be paid on the first day of the month following the month in which the Executive dies."


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       3.     Except to the extent expressly modified by this Second Amendment, all of the terms and provisions of the Employment Agreement are hereby confirmed and remain in full force and effect.

       IN WITNESS WHERE OF, the Company and the Executive have executed this Second Amendment as of the day and year first written above.


COMPANY:                                    EXECUTIVE:

Standard Parking Corporation


By:      /s/ James A. Wilhelm                     /s/ Robert N. Sacks
   ----------------------------------       ----------------------------------
         James A. Wilhelm                         Robert N. Sacks
President and Chief Executive Officer


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